UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2022 (July 26, 2022)
_______________________________________
WAITR HOLDINGS INC.
(Exact name of Registrant as Specified in Its Charter)
_______________________________________

Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Jefferson Street, Suite 200 Lafayette, Louisiana		70501
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (337) 534-6881
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	WTRH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On July 26, 2022, Waitr Holdings Inc. (the “Company”) received approval (the “Approval”) from the Nasdaq Listing Qualifications Department of the Nasdaq Stock Market (the “Nasdaq”) that the Company’s application to transfer the listing of its common stock from the Nasdaq Global Select Market to the Nasdaq Capital Market has been approved. The common stock will be transferred to the Nasdaq Capital Market at the opening of trading on July 28, 2022. The Nasdaq Capital Market operates in substantially the same manner as the Nasdaq Global Select Market, and the common stock will continue to trade under the symbol “WTRH” and trading of its common stock will be unaffected by this transfer.
As previously disclosed, on January 26, 2022, the Company received a letter from Nasdaq indicating that the Company was not in compliance with Nasdaq Listing Rule 5450(a)(1) because the closing bid price per share for the Company’s common stock had closed below $1.00 for the previous 30 consecutive business days (the “Bid Price Rule”). The Company was given until July 25, 2022, to regain compliance with the rule.
In response, the Company filed an application to transfer the listing of its common stock from the Nasdaq Global Select Market to the Nasdaq Capital Market. As a result of the Approval, the Company has been granted an additional 180-day grace period, or until January 23, 2023, to regain compliance with the Bid Price Rule. As a condition of the Approval imposed by Nasdaq Listing Rule 5810(c)(3)(A)(i), the Company notified Nasdaq that it would seek to implement a reverse stock split, if necessary, to regain compliance with the Bid Price Rule.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WAITR HOLDINGS INC.

Date: July 27, 2022	By:	/s/ Thomas C. Pritchard
Name: Thomas C. Pritchard
Title: General Counsel
2